                                                                    EXHIBIT 99.1

                       Banc of America Securities [Logo]

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RMBS New Issue Term Sheet

$343,275,000  Certificates (approximate)

Asset-Backed Certificates, Series 2002-WF1
Offered Classes: A, AIO, M-1, M-2, M-3 & B

Asset Backed Funding Corporation
Depositor

Wells Fargo Home Mortgage, Inc.
Originator and Master Servicer


February 27, 2002



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

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  Asset Backed Funding Corporation
  Asset-Backed Certificates, Series 2002-WF1                             [LOGO]
  $343,275,000 (approximate)
--------------------------------------------------------------------------------

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                                                       Offered Certificates
-----------------------------------------------------------------------------------------------------------------------------------
To Maturity:
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Expected        Expected
                Expected                             Expected    Principal     Last Scheduled
              Approximate     Interest   Principal   WAL (yrs)     Window       Distribution
  Class          Size*          Type        Type                   (mos)            Date                   Expected Ratings
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Fitch       Moody's         S&P
-----------------------------------------------------------------------------------------------------------------------------------
A                286,350,000  Floating      SEN        2.62       1 - 187        12/25/2032         AAA          Aaa           AAA
-----------------------------------------------------------------------------------------------------------------------------------
AIO             Notional      Step Fxd    Notional     2.49       30 - 30        12/25/2032         AAA          Aaa           AAA
-----------------------------------------------------------------------------------------------------------------------------------
M-1               20,700,000  Floating      MEZ        5.34       40 - 154       12/25/2032         AA           Aa2           AA
-----------------------------------------------------------------------------------------------------------------------------------
M-2               18,112,000  Floating      MEZ        5.20       38 - 138       12/25/2032          A            A2            A
-----------------------------------------------------------------------------------------------------------------------------------
M-3               14,663,000  Floating      MEZ        4.88       37 - 115       12/25/2032         BBB          Baa2          BBB
-----------------------------------------------------------------------------------------------------------------------------------
B                  3,450,000  Floating      SUB        3.74       37 - 67        12/25/2032         BB+          Ba1           BBB-
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
To Call:
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Expected        Expected
                Expected                             Expected    Principal     Last Scheduled
              Approximate     Interest   Principal   WAL (yrs)     Window       Distribution
  Class          Size*          Type        Type                   (mos)            Date                   Expected Ratings
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Fitch       Moody's         S&P
-----------------------------------------------------------------------------------------------------------------------------------
A                286,350,000  Floating      SEN        2.40        1 - 85        12/25/2032         AAA          Aaa           AAA
-----------------------------------------------------------------------------------------------------------------------------------
AIO             Notional      Step Fxd    Notional     2.49       30 - 30        12/25/2032         AAA          Aaa           AAA
-----------------------------------------------------------------------------------------------------------------------------------
M-1               20,700,000  Floating      MEZ        4.85       40 - 85        12/25/2032         AA           Aa2           AA
-----------------------------------------------------------------------------------------------------------------------------------
M-2               18,112,000  Floating      MEZ        4.78       38 - 85        12/25/2032          A            A2            A
-----------------------------------------------------------------------------------------------------------------------------------
M-3               14,663,000  Floating      MEZ        4.71       37 - 85        12/25/2032         BBB          Baa2          BBB
-----------------------------------------------------------------------------------------------------------------------------------
B                  3,450,000  Floating      SUB        3.74       37 - 67        12/25/2032         BB+          Ba1          BBB-
-----------------------------------------------------------------------------------------------------------------------------------

* The Expected Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.

-----------------------------------------------------------------------------------------------------------------------------------
Structure:

(1)  After the Optional Termination Date, the margin on the Class A Certificates will increase to 2x the initial margin and the margin on the Class M-1, Class M-2, and Class M-3 will increase to 1.5x the initial margin.

(2)  It is expected that all classes, other than the Class AIO, will be subject to a Net WAC Cap.

(3)  Classes M-1, M-2, M-3, and B are not expected to receive principal payments prior to the Step-down Date.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Pricing Speed:
-----------------------------------------------------------------------------------------------------------------------------------
Adjustable Rate Mortgage   28% CPR
Loans
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Mortgage Loans  100% PPC

                           100% PPC assumes that prepayments start at 4.00% CPR
                           in month one of collateral seasoning, increase by
                           approximately 1.8181% each month to 24% CPR in month
                           twelve, and remain at 24.00% CPR thereafter.
-----------------------------------------------------------------------------------------------------------------------------------

Class AIO Notional Schedule

The notional amount of Class AIO is equal to the lesser of (i) the sum of the aggregate principal balance of the Mortgage Loans and (ii) the following schedule:

                 Month              Coupon         Class AIO Notional Amount
                 -----              ------         -------------------------
                  1-10              4.50%                  34,500,000
                 11-20              3.50%                  34,500,000
                 21-30              2.50%                  34,500,000
                  31+               0.00%                           0

--------------------------------------------------------------------------------
  Asset Backed Funding Corporation
  Asset-Backed Certificates, Series 2002-WF1                             [LOGO]
  $343,275,000 (approximate)
--------------------------------------------------------------------------------

Contact: Banc of America Securities LLC

         Mortgage Trading/Syndicate (704) 386-7744    (704) 335-5904 (Fax)
         --------------------------
         Chris Hentemann            (chris.c.hentemann@bankofamerica.com)
         Alex Cha                   (alex.i.cha@bankofamerica.com)
         David Nagle                (david.w.nagle@bankofamerica.com)
         Robb Karr                  (robert.h.karr@bankofamerica.com)
         Jeff Willoughby            (jeff.t.willoughby@bankofamerica.com)

         Mortgage Finance           (704) 388-9668 (Fax)
         ----------------
         Shahid Quraishi            (704) 388-9399 (shahid.h.quraishi@bankofamerica.com)
         Dan Stercay                (704) 388-8686 (daniel.j.stercay@bankofamerica.com)
         Kirk Meyers                (704) 388-3148 (kirk.b.meyers@bankofamerica.com)
         Florin Nedelciuc           (704) 388-4931 (florin.nedelciuc@bankofamerica.com)

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  Asset Backed Funding Corporation
  Asset-Backed Certificates, Series 2002-WF1                             [LOGO]
  $343,275,000 (approximate)
--------------------------------------------------------------------------------

Title of Securities:                   Asset Backed Funding Corporation
                                       Asset Backed Certificates, Series 2002-WF1

Offered Certificates:                  Class A, Class AIO (the "Senior Certificates"), Class M-1, Class M-2, Class M-3 (the
                                       "Mezzanine Certificates"), and Class B Certificates (together with the Mezzanine
                                       Certificates the "Subordinate Certificates")

Originator and Master Servicer:        Wells Fargo Home Mortgage, Inc.

Trustee:                               First Union National Bank

Securities Administrator:              Wells Fargo Bank Minnesota, N.A.

Credit Risk Manager:                   The Murrayhill Company

Rating Agencies:                       Fitch Ratings ("Fitch"), Moody's Investors Service ("Moody's"), and Standard and Poor's
                                       Ratings Services ("S&P")

Lead Manager and Bookrunner:           Banc of America Securities LLC

Co-managers:                           Countrywide Securities Corporation and Wells Fargo Brokerage Services, LLC

Closing Date:                          On or about March [ 28 ], 2002

Accrued                                Interest: The price to be paid by investors for the Offered Certificates, other than the
                                       Class AIO, will not include accrued interest (i.e., settle flat). The price to be paid by investors for the Class AIO Certificates will include accrued interest from March 1, 2002 up to, but not including, the Closing Date ([ 27 ] days).

Distribution Dates:                    The 25th of each month, or if such day is not a business day, the next succeeding business day, beginning on April 25, 2002.

Record Date:                           For any Distribution Date, (i) for the Class A, Class M-1, Class M-2, Class M-3, and Class
                                       B Certificates, the Business Day before the Distribution Date and (ii) for the Class AIO
                                       Certificates, the last Business Day of the month preceding the month of the Distribution
                                       Date.

Statistical Cut-Off Date:              The close of business on February 1, 2002.

Cut-Off Date:                          The close of business on March 1, 2002.

Payment Delay:                         With respect to the Class A, Class M-1, Class M-2, Class M-3, and Class B Certificates, 0
                                       days and with respect to the Class AIO Certificates, 24 days.

Day Count:                             With respect to the Class A, Class M-1, Class M-2, Class M-3, and Class B Certificates,
                                       Actual/360 and with respect to the Class AIO Certificates, 30/360.

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  Asset Backed Funding Corporation
  Asset-Backed Certificates, Series 2002-WF1                             [LOGO]
  $343,275,000 (approximate)
--------------------------------------------------------------------------------

Servicing Fees:                        Approximately 0.50% per annum, payable monthly, of the aggregate principal balance of the mortgage loans.

Securities Administration Fees:        Approximately 0.01% per annum, payable monthly, on the aggregate principal balance of the mortgage loans.

Credit Risk Manager Fees:              Approximately 0.02% per annum, payable monthly, on the aggregate principal balance of the mortgage loans.

Optional Termination Date:             Any Distribution Date on or after which the aggregate principal balance of the mortgage loans declines to 10% or less of the aggregate principal balance of the mortgage loans as of the Cut-Off Date ("Cut-Off Date Principal Balance").

Denomination:                          $25,000 in original principal amount and integral multiples of $1 in excess thereof.

SMMEA Eligibility:                     Only the Class A and Class M-1 Certificates will be SMMEA eligible. The remaining
                                       Certificates will not be SMMEA eligible.

ERISA Eligibility:                     The Class A, Class M-1, Class M-2, and Class M-3 Certificates are expected to be ERISA eligible under Banc of America's administrative exemption from certain prohibited transaction rules granted by the Department of Labor as long as (i) conditions of the exemption under the control of the investor are met, (ii) the Offered Certificates remain in the four highest rating categories. A fiduciary of any employee benefit plan subject to
                                       ERISA should carefully review with its legal advisors whether the purchase of the certificates could give rise to a prohibited transaction.

Tax Status:                            The Offered Certificates will be designated as regular interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

                                       (i)      The collateral information presented in the term sheet regarding the Mortgage Loan
                                                Mortgage Loan Pool: Pool is based on the mortgage loans as of the Statistical
                                                Cut-Off Date.

                                       (ii)     The Mortgage Loan Pool will consist of 2,808 fixed and adjustable rate closed-end subprime mortgage loans, which accrue interest on an actuarial basis and are secured by 1st lien, fully amortizing and balloon mortgages on primarily 1-4 family properties with a Statistical Cut-Off Date Principal Balance of approximately $346,616,794.98. There will be approximately 590 fixed rate mortgage loans with an approximate balance of $60,599,822.10 and approximately 2,218 adjustable rate mortgage loans with an approximate balance of $286,016,972.88.

                                       (iii)    For collateral statistics please see the "Description of the Collateral" below.

--------------------------------------------------------------------------------
  Asset Backed Funding Corporation
  Asset-Backed Certificates, Series 2002-WF1                             [LOGO]
  $343,275,000 (approximate)
--------------------------------------------------------------------------------

Monthly Servicer Advances:             The Servicer is required to advance scheduled principal and interest (net of the Servicing
                                       Fee) for any delinquent mortgage loan, but is not required to make any advance that the
                                       Servicer deems to be non-recoverable. The Servicer will not be obligated to fund Interest
                                       Shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act.

Prepayment Interest Shortfall:         For any Distribution Date, with respect to any mortgage loan prepaid in full during a prepayment period, the difference between the interest that would have been paid on the mortgage loan through the last day of the month in which the liquidation or prepayment occurred and interest actually received by the Servicer with respect to the mortgage loan, in each case net of the Servicing Fees.

Servicer Obligations for Prepayment    The Servicer will be obligated to pay, from its own funds, Prepayment Interest Shortfalls
Interest Shortfalls:                   for any prepayment in full on a mortgage loan, but only to the extent of the Servicing Fee for the related due period.

Trigger Event:                         With respect to the Offered Certificates on any Distribution Date after the Stepdown Date, a trigger event exists if the 60+ day delinquency percentage (including loans in bankruptcy, foreclosure, or REO) is greater than [50]% of the senior enhancement percentage for the Offered Certificates.

--------------------------------------------------------------------------------
  Asset Backed Funding Corporation
  Asset-Backed Certificates, Series 2002-WF1                             [LOGO]
  $343,275,000 (approximate)
--------------------------------------------------------------------------------


                                                        CREDIT ENHANCEMENT

Expected Credit Enhancement:           Credit enhancement for the structure is provided by (i) excess interest, (ii)
                                       Overcollateralization and (iii) subordination.

                                       Certificate Credit Enhancement

                                       (1)  The Class A Certificate is enhanced by excess interest and by 16.50% in subordinate certificates and the Overcollateralization Amount.

                                       (2)  The Class M-1 Certificate is enhanced by excess interest and by 10.50% in subordinate certificates and the Overcollateralization Amount.

                                       (3)  The Class M-2 Certificate is enhanced by excess interest and by 5.25% in subordinate certificates and the Overcollateralization Amount.

                                       (4)  The Class M-3 Certificate is enhanced by excess interest and by 1.00% in subordinate certificates and the Overcollateralization Amount.

                                       (5)  The Class B Certificate is enhanced by excess interest and the Overcollateralization
                                            Amount.

Expected Credit Support Percentage:                             Initial Credit Support        Step-down Credit Support
                                                                ----------------------        ------------------------

                                              Class                      Percent                        Percent
                                              -----                      -------                        -------
                                                A                        17.00                          34.00
                                               M-1                       11.00                          22.00
                                               M-2                        5.75                          11.50
                                               M-3                        1.50                           3.00
                                                B                         0.50                           1.00

Expected Overcollateralization         Prior to the  Stepdown  Date,  0.50% of the  aggregate  Cut-Off  Date  Principal  Balance of
Amount:                                the mortgage loans. On or after the Stepdown Date, assuming a Trigger Event is not in effect, the greater of (x) 1.00% of the aggregate Principal Balance of the mortgage loans as of the last day of the related due period and (y) 0.50% of the aggregate Cut-Off Date
                                       Principal Balance of mortgage loans. On or after the Stepdown Date if a Trigger Event is in effect, the Expected Overcollateralization Amount for the immediately preceding
                                       Distribution Date.

Overcollateralization:                 On any Distribution Date, collections on the mortgage loans in excess of the amount required to make interest and principal distributions on the Offered Certificates or to pay certain expenses of the trust will be applied first to cover certain shortfalls on the
                                       Senior Certificates, then to maintain the overcollateralization for the Offered
                                       Certificates and finally, to cover certain shortfalls on the Subordinate Certificates.

Overcollateralization Floor:           The Cut-Off Date Principal Balance multiplied by 0.50%.


Subordination:                         If excess interest and overcollateralization are insufficient to cover losses on any mortgage loans, those losses will be applied in reduction of the class certificate balances of the Subordinate Certificates, in reverse order of seniority.

Step-down Date:                        The earlier to occur of (i) the Distribution Date on which the certificate principal balances of the Class A Certificates have been reduced to zero and (ii) the later to occur of (a) the Distribution Date in April 2005 and (b) the first Distribution Date on which the
                                       Class A Certificate principal balance (after taking into account distributions of principal on such Distribution Date) is less than or equal to 66.00% of the aggregate Principal
                                       Balance of the mortgage loans.

--------------------------------------------------------------------------------
  Asset Backed Funding Corporation
  Asset-Backed Certificates, Series 2002-WF1                             [LOGO]
  $343,275,000 (approximate)
--------------------------------------------------------------------------------

                               PASS THROUGH RATES

The Pass-Through Rate for each class of the Offered Certificates, other than the Class AIO Certificates, for any Distribution Date will be the lesser of (x) the related Formula Rate for such Distribution Date and (y) the Net WAC Pass-Through Rate for such Distribution Date.

Formula Rate:

The Formula Rate is the lesser of

      (i) the sum of (a) LIBOR as determined for the related period and (b) the certificate margin for the applicable class and

      (ii)     the Maximum Cap Rate for such Distribution Date.

On each Distribution Date after the Optional Termination Date, the certificate margin for the Class A Certificates will be 2 times its initial margin and for the Class M-1, Class M-2, and Class M-3 Certificates the related certificate margin will be 1.5 times their respective initial margin.

Maximum Cap Rate:

The Maximum Cap Rate is equal to (subject to an adjustment based on the actual number of days in the accrual period) the weighted average of the Maximum Mortgage Rates, or Mortgage Rates for fixed rate Mortgage Loans, on each Mortgage Loan, which is a specified maximum Mortgage Rate over the life of such loan, less the sum of: (a) for the first 30 Distribution Dates, the Pass-Through Rate for the Class AIO Certificates adjusted by a fraction the numerator of which is the notional balance of the Class AIO Certificates and the denominator of which is the aggregate principal balance of the Mortgage Loans, (b) the Servicing Fee, (c) the Securities Administration Fee and (d) the Credit Risk Management Fee for the related period.

Net WAC Pass-Through Rate:

The Offered Certificates, other than the Class AIO Certificates, will be subject to a Net WAC Pass-Through Rate equal to (subject to an adjustment based on the actual number of days in the accrual period) the weighted average Mortgage Rate of the Mortgage Loans less the sum of: (a) for the first 30 Distribution Dates, the Pass-Through Rate for the Class AIO Certificates adjusted by a fraction the numerator of which is the notional balance of the Class AIO Certificates and the denominator of which is the aggregate principal balance of the Mortgage Loans,
(b) the Servicing Fee, (c) the Securities Administration Fee and (d) the Credit Risk Management Fee for the related period.

Net WAC Rate Carryover Amount:

If on any Distribution Date, the Pass-Through Rate for the Class A, Class M-1, Class M-2, Class M-3, and Class B Certificates is the Net WAC Pass-Through Rate, then the Net WAC Rate Carryover Amount for such class for such Distribution Date is an amount equal to the sum of (i) the excess of (x) the amount of interest such class of certificates would have been entitled to receive on such Distribution Date had such Pass-Through Rate been the related Formula Rate over
(y) the amount of interest such class of certificates accrued on such Distribution Date at the Net WAC Pass-Through Rate and (ii) the unpaid portion and interest thereon for the most recently ended Accrual Period for such class of certificates at the then applicable Formula Rate for such class.

--------------------------------------------------------------------------------
  Asset Backed Funding Corporation
  Asset-Backed Certificates, Series 2002-WF1                             [LOGO]
  $343,275,000 (approximate)
--------------------------------------------------------------------------------

                            PRIORITY OF DISTRIBUTION

On each Distribution Date, available funds will be distributed in the following order of priority:

    (i) to pay the Servicing Fees, Securities Administration Fees, and Credit Risk Management Fee;

    (ii)    to the Senior Certificates, pro rata current interest;

    (iii) to the Senior Certificates, pro rata any unpaid interest (with interest);

    (iv)    to the Class M-1 Certificates, current interest;

    (v)     to the Class M-2 Certificates, current interest;

    (vi)    to the Class M-3 Certificates, current interest;

    (vii)   to the Class B Certificates, current interest;

    (viii) to pay the Principal Distribution Amount as described under "Principal Distributions" on page 10; and

    (ix)    any remainder as described under "Excess Interest" below.

                                EXCESS INTEREST

On each Distribution Date, the trust will generally apply any excess interest in the following order:

    (i)     to maintain the Overcollateralization Amount;

    (ii)    to the Class M-1 Certificates, any unpaid interest (with interest);

    (iii)   to the Class M-1 Certificates, any unpaid realized loss amounts;

    (iv)    to the Class M-2 Certificates, any unpaid interest (with interest);

    (v)     to the Class M-2 Certificates, any unpaid realized loss amounts;

    (vi)    to the Class M-3 Certificates, any unpaid interest (with interest);

    (vii)   to the Class M-3 Certificates, any unpaid realized loss amounts;

    (viii)  to the Class B Certificates, any unpaid interest (with interest);

    (ix)    to the Class B Certificates, any unpaid realized loss amounts;

    (x)     any remaining amounts to the Certificates that are not offered.

--------------------------------------------------------------------------------
  Asset Backed Funding Corporation
  Asset-Backed Certificates, Series 2002-WF1                             [LOGO]
  $343,275,000 (approximate)
--------------------------------------------------------------------------------

                            PRINCIPAL DISTRIBUTIONS

On each Distribution Date, (a) prior to the Step-down Date or (b) on which a Trigger Event is in effect, Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

    (i) to the Class A Certificates until the certificate principal balance is reduced to zero;

    (ii) to the Class M-1 Certificates until the certificate principal balance is reduced to zero;

    (iii) to the Class M-2 Certificates until the certificate principal balance is reduced to zero;

    (iv) to the Class M-3 Certificates until the certificate principal balance is reduced to zero;

    (v) to the Class B Certificates until the certificate principal balance is reduced to zero.

On each Distribution Date, (a) on or after the Step-down Date and (b) on which a Trigger Event is not in effect, Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

    (i) to the Class A Certificates, the Class A Principal Distribution Amount until the certificate principal balance is reduced to zero;

    (ii) to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the certificate principal balance is reduced to zero;

    (iii) to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the certificate principal balance is reduced to zero;

    (iv) to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the certificate principal balance is reduced to zero;

    (v) to the Class B Certificates, the Class B Principal Distribution Amount until the certificate principal balance is reduced to zero.

Principal Distribution Amount:        The sum of (a) all principal amounts
                                      collected or advanced on the mortgage
                                      loans during the related due period and
                                      prepayments received during the related
                                      prepayment period and (b) any excess
                                      interest funds required to maintain the
                                      Overcollateralization Amount.

Class A Principal Distribution        The excess of the Class A Certificate
Amount:                               principal balance immediately prior to the
                                      Distribution Date over the lesser of:

                                        (a)  66.00% of the aggregate principal
                                             balances of the mortgage loans as
                                             of the last day of the related due
                                             period and

                                        (b)  the aggregate principal balances of
                                             the mortgage loans, as of the last
                                             day of the related due period, less
                                             0.50% of the Cut-Off Date Principal
                                             Balance of the mortgage loans.

Class M-1 Principal                   The excess of the Class A Certificate
Distribution Amount:                  principal balance (after giving effect to
                                      distributions on that date) and the Class
                                      M-1 Certificate principal balance
                                      immediately prior to the Distribution Date over the lesser of:

                                        (a)  78.00% of the aggregate principal
                                             balances of the mortgage loans as
                                             of the last day of the related due
                                             period and

                                        (b)  the aggregate principal balances of
                                             the mortgage loans, as of the last
                                             day of the related due period, less
                                             0.50% of the Cut-Off Date Principal
                                             Balance of the mortgage loans.

--------------------------------------------------------------------------------
  Asset Backed Funding Corporation
  Asset-Backed Certificates, Series 2002-WF1                             [LOGO]
  $343,275,000 (approximate)
--------------------------------------------------------------------------------

Class M-2 Principal                   The excess of the Class A Certificate
Distribution Amount:                  principal balance (after giving effect to
                                      distributions on that date), the Class M-1
                                      Certificate principal balance (after
                                      giving effect to distributions on that
                                      date), and the Class M-2 Certificate
                                      principal balance immediately prior to the Distribution Date over the lesser of:

                                        (c)  88.50% of the aggregate principal
                                             balances of the mortgage loans as
                                             of the last day of the related due
                                             period and

                                        (a)  the aggregate principal balances of
                                             the mortgage loans, as of the last
                                             day of the related due period, less
                                             0.50% of the Cut-Off Date Principal
                                             Balance of the mortgage loans.

Class M-3 Principal                   The excess of the Class A Certificate
Distribution Amount:                  principal balance (after giving effect to
                                      distributions on that date), the Class M-1
                                      Certificate principal balance (after
                                      giving effect to distributions on that
                                      date), the Class M-2 Certificate principal balance (after giving effect to distributions on that date), and the Class
                                      M-3 Certificate principal balance
                                      immediately prior to the Distribution Date over the lesser of:

                                        (d)  97.00% of the aggregate principal
                                             balances of the mortgage loans as
                                             of the last day of the related due
                                             period and

                                        (a)  the aggregate principal balances of
                                             the mortgage loans, as of the last
                                             day of the related due period, less
                                             0.50% of the Cut-Off Date Principal
                                             Balance of the mortgage loans.

Class B Principal                     The excess of the Class A Certificate
Distribution Amount:                  principal balance (after giving effect to
                                      distributions on that date), the Class M-1
                                      Certificate principal balance (after
                                      giving effect to distributions on that
                                      date), the Class M-2 Certificate principal balance (after giving effect to distributions on that date), the Class M-3
                                      Certificate principal balance (after
                                      giving effect to distributions on that
                                      date), and the Class B Certificate
                                      principal balance immediately prior to the Distribution Date over the lesser of:

                                        (e)  99.00% of the aggregate principal
                                             balances of the mortgage loans as
                                             of the last day of the related due
                                             period and

                                        (b)  the aggregate principal balances of
                                             the mortgage loans, as of the last
                                             day of the related due period, less
                                             0.50% of the Cut-Off Date Principal
                                             Balance of the mortgage loans.

--------------------------------------------------------------------------------
  Asset Backed Funding Corporation
  Asset-Backed Certificates, Series 2002-WF1                             [LOGO]
  $343,275,000 (approximate)
--------------------------------------------------------------------------------

                      DESCRIPTION OF THE TOTAL COLLATERAL

-----------------------------------------------------------------------------------------------------------------------------------
Summary                                                                 Total                Minimum                      Maximum
-----------------------------------------------------------------------------------------------------------------------------------
Statistical Cut-Off Date Mortgage Loan Principal Balance       $346,616,794.98             $9,591.30                  $572,092.55
Number of Loans                                                          2,808
Average Original Loan Balance                                      $123,813.10
Average Statistical Cut-Off Date Loan Balance                      $123,439.03
Weighted Average Original LTV                                           79.92%                 8.96%                       95.00%
Weighted Average Gross Coupon                                           9.578%                6.500%                      14.750%
Weighted Average Remaining Term to Maturity (months)                       342                   163                          357
Weighted Average FICO Score                                                604                   458                          803
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Percent of Statistical Cut-Off Date
                                                       Range                                             Principal Balance
                                                       -----                                             -----------------
         Product Type                                  Fixed                                                  17.48%
                                                       Adjustable                                             82.52%

         Amortization Type                             Fully Amortizing Mortgage Loans                        94.72%
                                                       Balloon Mortgage Loans                                  5.28%

         Lien Position                                 First                                                 100.00%
                                                       Second                                                  0.00%

         Occupancy Status                              Owner Occupied                                         98.00%
                                                       Non-Owner Occupied                                      1.24%
                                                       Second Home                                             0.76%

         Property Type                                 Single Family                                          89.89%
                                                       Condominium                                             4.35%
                                                       Planned Unit Development                                2.79%
                                                       Two- to Four-Family                                     2.51%
                                                       Manufactured Housing                                    0.46%

         Borrower Paid Mortgage Insurance                                                                     44.70%

         Geographic Distribution                       California                                             21.97%
                                                       Colorado                                                6.23%
                                                       Minnesota                                               5.49%
                                                       Texas                                                   5.05%
                                                       Michigan                                                4.51%
                                                       Other States                                           56.76%

         Number of States (including DC)               51

         Largest Zip Code Concentration                94591                                                   1.05%

         Loans with Prepayment Penalties               2,568
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Asset Backed Funding Corporation
  Asset-Backed Certificates, Series 2002-WF1                             [LOGO]
  $343,275,000 (approximate)
--------------------------------------------------------------------------------

                    DESCRIPTION OF THE FIXED RATE COLLATERAL

Summary                                                                  Total                Minimum                      Maximum
-----------------------------------------------------------------------------------------------------------------------------------
Statistical Cut-Off Date Mortgage Loan Principal Balance         $60,599,822.10             $9,893.08                  $497,047.66
Number of Loans                                                             590
Average Original Loan Balance                                       $103,286.58
Average Statistical Cut-Off Date Loan Balance                       $102,711.56
Weighted Average Original LTV                                            74.64%                17.12%                       95.00%
Weighted Average Gross Coupon                                            8.993%                6.625%                      14.750%
Weighted Average Remaining Term to Maturity (months)                        277                   163                          357
Weighted Average FICO Score                                                 626                   462                          803
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Percent of Statistical Cut-Off Date
                                                       Range                                             Principal Balance
                                                       -----                                             -----------------
         Product Type                                  Fixed                                                 100.00%
                                                       Adjustable                                              0.00%

         Amortization Type                             Fully Amortizing Mortgage Loans                        69.81%
                                                       Balloon Mortgage Loans                                 30.19%

         Lien Position                                 First                                                 100.00%
                                                       Second                                                  0.00%

         Occupancy Status                              Owner Occupied                                         95.06%
                                                       Non-Owner Occupied                                      3.43%
                                                       Second Home                                             1.50%

         Property Type                                 Single Family                                          90.60%
                                                       Condominium                                             4.54%
                                                       Two- to Four-Family                                     2.50%
                                                       Planned Unit Development                                1.57%
                                                       Manufactured Housing                                    0.78%

         Borrower Paid Mortgage Insurance                                                                     20.71%

         Geographic Distribution                       California                                             26.11%
                                                       Texas                                                   7.05%
                                                       Florida                                                 4.83%
                                                       Colorado                                                4.69%
                                                       Ohio                                                    4.25%
                                                       Other States                                           53.07%

         Number of States (including DC)               49

         Largest Zip Code Concentration                94571                                                   1.49%

         Loans with Prepayment Penalties               517
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Asset Backed Funding Corporation
  Asset-Backed Certificates, Series 2002-WF1                             [LOGO]
  $343,275,000 (approximate)
--------------------------------------------------------------------------------

                    DESCRIPTION OF THE FIXED RATE COLLATERAL

Original Loan-to-Value Ratios (1)

                                                                                                         Percent of
                                                                        Aggregate Statistical      Aggregate Statistical
              Range of Original                      Number of         Cut-Off Date Principal      Cut-Off Date Principal
            Loan-to-Value Ratios                  Mortgage Loans               Balance                    Balance

              15.01% to 20.00%                             2              $     43,614.14                    0.07%
              20.01% to 25.00%                             3                   126,020.55                    0.21
              25.01% to 30.00%                             6                   189,710.25                    0.31
              30.01% to 35.00%                             9                   305,373.89                    0.50
              35.01% to 40.00%                            11                   631,398.67                    1.04
              40.01% to 45.00%                            18                 1,028,009.71                    1.70
              45.01% to 50.00%                            16                 1,108,547.60                    1.83
              50.01% to 55.00%                            18                 2,066,694.97                    3.41
              55.01% to 60.00%                            22                 2,243,773.85                    3.70
              60.01% to 65.00%                            35                 3,521,767.54                    5.81
              65.01% to 70.00%                            63                 7,116,546.10                   11.74
              70.01% to 75.00%                            80                 9,248,563.71                   15.26
              75.01% to 80.00%                           163                19,603,918.26                   32.35
              80.01% to 85.00%                            57                 4,907,313.77                    8.10
              85.01% to 90.00%                            65                 5,767,236.80                    9.52
              90.01% to 95.00%                            22                 2,691,332.29                    4.44
                                               ----------------------------------------------------------------------
                    TOTAL                                590              $ 60,599,822.10                  100.00%

(1) As of the Statistical Cut-Off Date, the weighted average Original Loan-to-Value Ratio of the mortgage loans is approximately 74.64%.

--------------------------------------------------------------------------------
  Asset Backed Funding Corporation
  Asset-Backed Certificates, Series 2002-WF1                             [LOGO]
  $343,275,000 (approximate)
--------------------------------------------------------------------------------

                    DESCRIPTION OF THE FIXED RATE COLLATERAL

Statistical Cut-Off Date Mortgage Loan Principal Balance (1)

                                                                                                         Percent of
                                                                        Aggregate Statistical      Aggregate Statistical
            Range of Statistical                     Number of         Cut-Off Date Principal      Cut-Off Date Principal
            Cut-Off Date Balances                 Mortgage Loans               Balance                    Balance
                $0.01 -  50,000.00                        173            $   5,980,932.10                      9.87%
            50,000.01 - 100,000.00                        204               14,613,965.47                     24.12
           100,000.01 - 150,000.00                        83                10,226,956.58                     16.88
           150,000.01 - 200,000.00                        59                10,316,939.97                     17.02
           200,000.01 - 250,000.00                        37                 8,103,785.04                     13.37
           250,000.01 - 300,000.00                        14                 3,885,638.03                      6.41
           300,000.01 - 350,000.00                         7                 2,304,955.02                      3.80
           350,000.01 - 400,000.00                        10                 3,782,986.28                      6.24
           400,000.01 - 450,000.00                         1                   419,073.99                      0.69
           450,000.01 - 500,000.00                         2                   964,589.62                      1.59
                                               ----------------------------------------------------------------------
                    TOTAL                                590             $  60,599,822.10                    100.00%

(1) As of the Statistical Cut-Off Date, the average Statistical Cut-Off Date Mortgage Loan Principal Balance of the mortgage loans is approximately $102,711.56.

Occupancy Types

                                                                                                         Percent of
                                                                        Aggregate Statistical      Aggregate Statistical
                                                     Number of         Cut-Off Date Principal      Cut-Off Date Principal
                  Occupancy                       Mortgage Loans               Balance                    Balance
     Owner-Occupied                                      553              $   57,608,018.20               95.06%
     Non Owner-Occupied                                   28                   2,081,210.48                3.43
     Second Home                                           9                     910,593.42                1.50
                                               ---------------------- -------------------------- ---------------------------
                    TOTAL                                590              $   60,599,822.10              100.00%


--------------------------------------------------------------------------------
  Asset Backed Funding Corporation
  Asset-Backed Certificates, Series 2002-WF1                             [LOGO]
  $343,275,000 (approximate)
--------------------------------------------------------------------------------

                    DESCRIPTION OF THE FIXED RATE COLLATERAL

Mortgage Rates (1)

                                                                                                         Percent of
                                                                        Aggregate Statistical      Aggregate Statistical
               Range of Gross                        Number of         Cut-Off Date Principal      Cut-Off Date Principal
               Interest Rates                     Mortgage Loans               Balance                    Balance
               6.501% -  6.750%                            3              $     579,288.87                  0.96%
               6.751% -  7.000%                            7                  1,646,332.50                  2.72
               7.001% -  7.250%                            6                  1,102,147.73                  1.82
               7.251% -  7.500%                           13                  2,594,616.55                  4.28
               7.501% -  7.750%                           22                  3,365,502.32                  5.55
               7.751% -  8.000%                           44                  6,573,359.58                 10.85
               8.001% -  8.250%                           32                  5,030,720.01                  8.30
               8.251% -  8.500%                           48                  6,365,496.68                 10.50
               8.501% -  8.750%                           49                  5,886,054.64                  9.71
               8.751% -  9.000%                           36                  3,795,016.16                  6.26
               9.001% -  9.250%                           40                  4,390,293.80                  7.24
               9.251% -  9.500%                           38                  3,248,733.91                  5.36
               9.501% -  9.750%                           33                  2,281,492.69                  3.76
               9.751% - 10.000%                           38                  2,895,155.05                  4.78
              10.001% - 10.250%                           27                  2,205,010.45                  3.64
              10.251% - 10.500%                           18                  1,100,542.58                  1.82
              10.501% - 10.750%                           18                  1,091,592.72                  1.80
              10.751% - 11.000%                           26                  1,582,610.14                  2.61
              11.001% - 11.250%                           11                    644,114.95                  1.06
              11.251% - 11.500%                           13                    813,516.82                  1.34
              11.501% - 11.750%                           15                    847,692.40                  1.40
              11.751% - 12.000%                            8                    416,979.37                  0.69
              12.001% - 12.250%                            9                    551,815.89                  0.91
              12.251% - 12.500%                            8                    386,961.56                  0.64
              12.501% - 12.750%                            5                    126,891.56                  0.21
              12.751% - 13.000%                            8                    321,787.60                  0.53
              13.001% - 13.250%                            4                    126,605.81                  0.21
              13.251% - 13.500%                            3                    148,681.27                  0.25
              13.501% - 13.750%                            5                    383,971.39                  0.63
              14.251% - 14.500%                            2                     65,401.74                  0.11
              14.501% - 14.750%                            1                     31,435.36                  0.05
                                               ---------------------------------------------------------------------------
                    TOTAL                                590              $  60,599,822.10                100.00%

(1) As of the Statistical Cut-Off Date, the weighted average Mortgage Rate of the mortgage loans is approximately 8.993%.

--------------------------------------------------------------------------------
  Asset Backed Funding Corporation
  Asset-Backed Certificates, Series 2002-WF1                             [LOGO]
  $343,275,000 (approximate)
--------------------------------------------------------------------------------

                    DESCRIPTION OF THE FIXED RATE COLLATERAL

Purpose of Mortgage Loans

                                                                                                         Percent of
                                                                        Aggregate Statistical      Aggregate Statistical
                                                     Number of         Cut-Off Date Principal      Cut-Off Date Principal
                   Purpose                        Mortgage Loans               Balance                    Balance
Equity-out Refinance                                     387              $   37,911,005.80                62.56%
Purchase                                                 155                  16,642,168.80                27.46
Rate/Term Refinance                                       48                   6,046,647.50                 9.98
                                               --------------------------------------------------------------------------
                    TOTAL                                590              $   60,599,822.10               100.00%

Property Type

                                                                                                         Percent of
                                                                        Aggregate Statistical      Aggregate Statistical
                                                     Number of         Cut-Off Date Principal      Cut-Off Date Principal
                Property Type                     Mortgage Loans                Balance                   Balance
Single Family                                            532              $   54,902,805.14                90.60%
Condominium                                               27                   2,752,648.62                 4.54
Two- to Four-Family                                       19                   1,517,643.61                 2.50
Planned Unit Development                                   5                     953,691.36                 1.57
Manufactured Housing                                       7                     473,033.37                 0.78
                                               --------------------------------------------------------------------------
                    TOTAL                                590              $   60,599,822.10               100.00%


FICO Score (1)

                                                                                                        Percent of
                                                                       Aggregate Statistical      Aggregate Statistical
                  Range of                         Number of          Cut-Off Date Principal      Cut-Off Date Principal
                FICO Scores                      Mortgage Loans               Balance                    Balance
                 801 - 850                               1                 $     139,519.17                0.23%
                 751 - 800                              15                     1,940,362.42                3.20
                 701 - 750                              34                     3,841,190.54                6.34
                 651 - 700                              92                    14,155,682.34               23.36
                 601 - 650                             180                    19,480,070.20               32.15
                 551 - 600                             184                    15,474,714.70               25.54
                 501 - 550                              64                     4,580,196.93                7.56
                 451 - 500                               9                       412,847.90                0.68
               Not Available                            11                       575,237.90                0.95
                                             ---------------------------------------------------------------------------
                   TOTAL                               590                $   60,599,822.10              100.00%

(1) As of the Statistical Cut-Off Date, the weighted average FICO Score of the mortgage loans is approximately 626.

--------------------------------------------------------------------------------
  Asset Backed Funding Corporation
  Asset-Backed Certificates, Series 2002-WF1                             [LOGO]
  $343,275,000 (approximate)
--------------------------------------------------------------------------------

                    DESCRIPTION OF THE FIXED RATE COLLATERAL

Credit Grade

                                                                                                         Percent of
                                                                        Aggregate Statistical      Aggregate Statistical
                                                     Number of         Cut-Off Date Principal      Cut-Off Date Principal
                 Credit Grade                      Mortgage Loans              Balance                    Balance
                      Y9                                118              $   16,475,385.46                27.19%
                      Y8                                 75                  10,781,017.30                17.79
                      Y7                                 79                   9,033,619.99                14.91
                      Y6                                 80                   7,802,139.93                12.87
                      Y4                                104                   7,364,627.81                12.15
                      Y5                                 52                   4,660,675.20                 7.69
                      Y2                                 39                   1,792,047.80                 2.96
                      Y3                                 30                   1,685,179.80                 2.78
                      B1                                  2                     497,456.74                 0.82
                      Y1                                  9                     439,482.71                 0.73
                      B2                                  2                      68,189.36                 0.11
                                                ------------------------------------------------------------------------
                    TOTAL                               590              $   60,599,822.10               100.00%

Documentation

                                                                                                         Percent of
                                                                        Aggregate Statistical      Aggregate Statistical
                                                     Number of         Cut-Off Date Principal      Cut-Off Date Principal
                Documentation                      Mortgage Loans              Balance                    Balance
Full Documentation                                      447              $   42,699,121.51                70.46%
Asset Verified                                          107                  13,701,489.76                22.61
Income Verified                                          29                   3,678,653.18                 6.07
Unknown Documentation                                     7                     520,557.65                 0.86
                                                ------------------------------------------------------------------------
                    TOTAL                               590              $   60,599,822.10               100.00%

Prepayment Charge Term (1)

                                                                                                         Percent of
                                                                        Aggregate Statistical      Aggregate Statistical
                Prepay Charge                        Number of         Cut-Off Date Principal      Cut-Off Date Principal
                Term (years)                      Mortgage Loans               Balance                    Balance
                  No Charge                               73              $    5,209,057.98                  8.60%
                      2                                   22                   2,336,423.74                  3.86
                      3                                  269                  26,190,360.07                 43.22
                      5                                  226                  26,863,980.31                 44.33
                                               --------------------------------------------------------------------------
                    TOTAL                                590              $   60,599,822.10                100.00%

(1) As of the Statistical Cut-Off Date, the weighted average Prepayment Charge Term of the mortgage loans is approximately 3.6 years. The majority of the mortgage loans with prepayment charges charge 6 months interest on the prepaid balance greater than 20% of the original balance over a rolling 12-month period.

--------------------------------------------------------------------------------
  Asset Backed Funding Corporation
  Asset-Backed Certificates, Series 2002-WF1                             [LOGO]
  $343,275,000 (approximate)
--------------------------------------------------------------------------------

                    DESCRIPTION OF THE FIXED RATE COLLATERAL

State or Territory Distribution of Mortgaged Properties

                                                                                                         Percent of
                                                                        Aggregate Statistical      Aggregate Statistical
                                                     Number of         Cut-Off Date Principal      Cut-Off Date Principal
              State or Territory                   Mortgage Loans              Balance                    Balance
California                                                87               $   15,822,434.34               26.11%
Texas                                                     41                    4,270,699.78                7.05
Florida                                                   29                    2,925,795.43                4.83
Colorado                                                  14                    2,843,024.98                4.69
Ohio                                                      34                    2,578,124.03                4.25
Massachusetts                                             13                    2,271,108.99                3.75
Arizona                                                   30                    2,124,944.34                3.51
Tennessee                                                 26                    1,940,121.93                3.20
Minnesota                                                 17                    1,725,177.20                2.85
Georgia                                                   13                    1,674,186.25                2.76
Michigan                                                  25                    1,594,803.00                2.63
Louisiana                                                 28                    1,575,837.45                2.60
South Carolina                                            18                    1,296,013.62                2.14
Washington                                                 9                    1,256,826.98                2.07
Maryland                                                  13                    1,238,152.16                2.04
Pennsylvania                                              22                    1,150,049.60                1.90
New York                                                   9                    1,059,694.01                1.75
Wisconsin                                                 11                      949,318.38                1.57
Nevada                                                     8                      918,994.71                1.52
Indiana                                                   16                      838,008.59                1.38
Connecticut                                                4                      778,533.37                1.28
Rhode Island                                               4                      765,042.24                1.26
Missouri                                                  14                      729,176.86                1.20
Oregon                                                     7                      612,055.80                1.01
Alabama                                                    4                      591,880.64                0.98
Wyoming                                                    3                      573,571.53                0.95
District of Columbia                                       2                      537,270.10                0.89
Iowa                                                       9                      516,577.65                0.85
Utah                                                       5                      494,750.54                0.82
Mississippi                                                9                      465,716.87                0.77
North Carolina                                             6                      450,935.20                0.74
Oklahoma                                                  11                      438,489.92                0.72
Illinois                                                   8                      401,340.10                0.66
Nebraska                                                   6                      302,919.64                0.50
Idaho                                                      4                      282,926.10                0.47
Montana                                                    3                      264,818.52                0.44
Alaska                                                     2                      258,542.65                0.43
Delaware                                                   3                      227,690.53                0.38
Kentucky                                                   3                      222,939.14                0.37
Maine                                                      2                      218,328.36                0.36
New Jersey                                                 3                      216,075.95                0.36
Kansas                                                     2                      212,521.27                0.35
Virginia                                                   1                      201,647.39                0.33
South Dakota                                               4                      190,467.85                0.31
New Hampshire                                              1                      178,071.75                0.29
West Virginia                                              2                      170,416.61                0.28
Arkansas                                                   3                      109,097.54                0.18
Hawaii                                                     1                       71,111.80                0.12
New Mexico                                                 1                       63,590.41                0.10
                                                -----------------------------------------------------------------------
                    TOTAL                                590               $   60,599,822.10              100.00%

--------------------------------------------------------------------------------
  Asset Backed Funding Corporation
  Asset-Backed Certificates, Series 2002-WF1                             [LOGO]
  $343,275,000 (approximate)
--------------------------------------------------------------------------------

                 DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL

Summary                                                                       Total               Minimum                   Maximum
------------------------------------------------------------------------------------------------------------------------------------
Statistical Cut-Off Date Mortgage Loan Principal Balance            $286,016,972.88             $9,591.30               $572,092.55
Number of Loans                                                               2,218
Average Original Loan Balance                                           $129,273.27
Average Statistical Cut-Off Date Loan Balance                           $128,952.65
Weighted Average Original LTV                                                81.03%                 8.96%                    95.00%
Weighted Average Gross Coupon                                                9.701%                6.500%                   13.875%
Weighted Average Remaining Term to Maturity (months)                            356                   330                       357
Weighted Average Gross Margin                                                6.329%                3.375%                    9.875%
Weighted Average Maximum Interest Rate                                      15.701%               12.500%                   19.875%
Weighted Average Periodic Cap                                                1.007%                1.000%                    2.000%
Weighted Average FICO Score                                                     599                   458                       794
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Percent of Statistical Cut-Off Date
                                                       Range                                             Principal Balance
                                                       -----                                             -----------------
         Product Type                                  Fixed                                                   0.00%
                                                       Adjustable                                            100.00%

         Initial Roll Period                           1 Year                                                  0.26%
                                                       2 Years                                                87.12%
                                                       3 Years                                                12.62%

         Amortization Type                             Fully Amortizing Mortgage Loans                       100.00%
                                                       Balloon Mortgage Loans                                  0.00%

         Lien Position                                 First                                                 100.00%
                                                       Second                                                  0.00%

         Occupancy Status                              Owner Occupied                                         98.62%
                                                       Non-Owner Occupied                                      0.78%
                                                       Second Home                                             0.60%

         Property Type                                 Single Family                                          89.74%
                                                       Condominium                                             4.31%
                                                       Planned Unit Development                                3.05%
                                                       Two- to Four-Family                                     2.51%
                                                       Manufactured Housing                                    0.39%

         Borrower Paid Mortgage Insurance                                                                     49.79%

         Geographic Distribution                       California                                             21.09%
                                                       Colorado                                                6.56%
                                                       Minnesota                                               6.05%
                                                       Michigan                                                4.90%
                                                       New Jersey                                              4.71%
                                                       Other States                                           56.69%

         Number of States (including DC)               51

         Largest Zip Code Concentration                94591 (1.21%)

         Loans with Prepayment Penalties               2,051
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Asset Backed Funding Corporation
  Asset-Backed Certificates, Series 2002-WF1                             [LOGO]
  $343,275,000 (approximate)
--------------------------------------------------------------------------------

                    DESCRIPTION OF THE ADJUSTABLE COLLATERAL

Original Loan-to-Value Ratios (1)

                                                                                                          Percent of
                                                                        Aggregate Statistical       Aggregate Statistical
              Range of Original                      Number of          Cut-Off Date Principal      Cut-Off Date Principal
            Loan To Value Ratios                  Mortgage Loans               Balance                     Balance
               5.01% to 10.00%                              1               $     59,801.08                 0.02%
              15.01% to 20.00%                              4                    186,827.33                 0.07
              20.01% to 25.00%                              3                    186,541.04                 0.07
              25.01% to 30.00%                              5                    426,295.60                 0.15
              30.01% to 35.00%                              4                    548,110.93                 0.19
              35.01% to 40.00%                              7                    410,789.56                 0.14
              40.01% to 45.00%                             12                  1,155,192.19                 0.40
              45.01% to 50.00%                             22                  2,165,726.11                 0.76
              50.01% to 55.00%                             32                  4,505,342.24                 1.58
              55.01% to 60.00%                             48                  5,380,928.55                 1.88
              60.01% to 65.00%                             84                 10,292,602.49                 3.60
              65.01% to 70.00%                            128                 13,813,510.54                 4.83
              70.01% to 75.00%                            235                 30,028,397.59                10.50
              75.01% to 80.00%                            533                 73,950,084.47                25.86
              80.01% to 85.00%                            451                 56,793,756.01                19.86
              85.01% to 90.00%                            432                 56,661,883.91                19.81
              90.01% to 95.00%                            217                 29,451,183.24                10.30
                                               ---------------------- ---------------------- ----------------------
                    TOTAL                               2,218               $286,016,972.88               100.00%

(1) As of the Statistical Cut-Off Date, the weighted average Original Loan-to-Value Ratio of the mortgage loans is approximately 81.03%.

--------------------------------------------------------------------------------
  Asset Backed Funding Corporation
  Asset-Backed Certificates, Series 2002-WF1                             [LOGO]
  $343,275,000 (approximate)
--------------------------------------------------------------------------------

Statistical Cut-Off Date Mortgage Loan Principal Balance (1)

                                                                                                          Percent of
                                                                        Aggregate Statistical       Aggregate Statistical
            Range of Statistical                     Number of          Cut-Off Date Principal      Cut-Off Date Principal
            Cut-Off Date Balances                 Mortgage Loans               Balance                     Balance
                $0.01 -  50,000.00                        238              $    8,876,061.28                 3.10%
            50,000.01 - 100,000.00                        720                  53,874,242.06                18.84
           100,000.01 - 150,000.00                        594                  73,293,710.98                25.63
           150,000.01 - 200,000.00                        303                  52,395,426.51                18.32
           200,000.01 - 250,000.00                        186                  41,470,385.13                14.50
           250,000.01 - 300,000.00                         89                  24,247,707.20                 8.48
           300,000.01 - 350,000.00                         52                  16,865,032.03                 5.90
           350,000.01 - 400,000.00                         19                   7,140,420.77                 2.50
           400,000.01 - 450,000.00                          9                   3,858,682.43                 1.35
           450,000.01 - 500,000.00                          6                   2,874,817.39                 1.01
           500,000.01 - 550,000.00                          1                     548,394.55                 0.19
           550,000.01 - 600,000.00                          1                     572,092.55                 0.20
                                               --------------------------------------------------------------------------
                    TOTAL                               2,218              $  286,016,972.88               100.00%

(1) As of the Statistical Cut-Off Date, the average Statistical Cut-Off Date Principal Balance of the mortgage loans is approximately $128,952.65.

Occupancy Types

                                                                                                          Percent of
                                                                        Aggregate Statistical       Aggregate Statistical
                                                     Number of          Cut-Off Date Principal      Cut-Off Date Principal
                  Occupancy                       Mortgage Loans               Balance                     Balance
         Owner-Occupied                                 2,166            $  282,077,149.19                   98.62%
         Second Home                                       33                 2,229,714.89                    0.78
         Non Owner Occupied                                19                 1,710,108.80                    0.60
                                               ---------------------------------------------------------------------------
                    TOTAL                               2,218            $  286,016,972.88                  100.00%



--------------------------------------------------------------------------------
  Asset Backed Funding Corporation
  Asset-Backed Certificates, Series 2002-WF1                             [LOGO]
  $343,275,000 (approximate)
--------------------------------------------------------------------------------

                 DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL

Mortgage Rates (1)

                                                                                                          Percent of
                                                                        Aggregate Statistical       Aggregate Statistical
               Range of Gross                        Number of          Cut-Off Date Principal      Cut-Off Date Principal
               Interest Rates                     Mortgage Loans               Balance                     Balance
               6.251% -  6.500%                             1              $     102,320.21                   0.04%
               6.501% -  6.750%                             2                    295,888.09                   0.10
               6.751% -  7.000%                             9                  2,014,488.15                   0.70
               7.001% -  7.250%                            13                  2,738,516.82                   0.96
               7.251% -  7.500%                            30                  4,908,680.27                   1.72
               7.501% -  7.750%                            45                  8,340,671.41                   2.92
               7.751% -  8.000%                            93                 15,653,472.90                   5.47
               8.001% -  8.250%                            82                 14,715,667.56                   5.15
               8.251% -  8.500%                           116                 17,786,356.98                   6.22
               8.501% -  8.750%                           143                 21,345,414.26                   7.46
               8.751% -  9.000%                           137                 19,439,322.32                   6.80
               9.001% -  9.250%                           123                 16,202,617.71                   5.66
               9.251% -  9.500%                           139                 18,323,412.48                   6.41
               9.501% -  9.750%                           164                 21,860,484.16                   7.64
               9.751% - 10.000%                           125                 17,109,033.96                   5.98
              10.001% - 10.250%                            86                 10,394,746.22                   3.63
              10.251% - 10.500%                           131                 16,572,997.92                   5.79
              10.501% - 10.750%                           139                 15,109,027.02                   5.28
              10.751% - 11.000%                           115                 13,147,608.58                   4.60
              11.001% - 11.250%                            69                  7,248,944.52                   2.53
              11.251% - 11.500%                            85                  7,432,147.18                   2.60
              11.501% - 11.750%                            87                  8,574,889.41                   3.00
              11.751% - 12.000%                            77                  7,725,976.30                   2.70
              12.001% - 12.250%                            45                  3,886,692.27                   1.36
              12.251% - 12.500%                            35                  3,792,150.43                   1.33
              12.501% - 12.750%                            49                  4,847,496.06                   1.69
              12.751% - 13.000%                            37                  3,308,566.39                   1.16
              13.001% - 13.250%                            10                    831,093.77                   0.29
              13.251% - 13.500%                            18                  1,356,551.80                   0.47
              13.501% - 13.750%                            11                    878,031.21                   0.31
              13.751% - 14.000%                             2                     73,706.52                   0.03
                                               ----------------------------------------------------------------------------
                    TOTAL                               2,218              $ 286,016,972.88                 100.00%

(1) As of the Statistical Cut-Off Date, the weighted average Mortgage Rate of the mortgage loans is approximately 9.701%.

--------------------------------------------------------------------------------
  Asset Backed Funding Corporation
  Asset-Backed Certificates, Series 2002-WF1                             [LOGO]
  $343,275,000 (approximate)
--------------------------------------------------------------------------------

Purpose of Mortgage Loans

                                                                                                          Percent of
                                                                        Aggregate Statistical       Aggregate Statistical
                                                     Number of          Cut-Off Date Principal      Cut-Off Date Principal
                   Purpose                        Mortgage Loans               Balance                     Balance
Purchase                                                1,067              $  139,573,482.00                 48.80%
Equity-out Refinance                                      993                 124,230,797.94                 43.43
Rate/Term Refinance                                       158                  22,212,692.94                  7.77
                                               ---------------------------------------------------------------------------
                    TOTAL                               2,218              $  286,016,972.88                100.00%


Property Type

                                                                                                          Percent of
                                                                        Aggregate Statistical       Aggregate Statistical
                                                     Number of          Cut-Off Date Principal      Cut-Off Date Principal
                Property Type                     Mortgage Loans               Balance                     Balance
Single Family                                           1,990             $  256,664,864.80                  89.74%
Condominium                                               110                 12,339,319.54                   4.31
Planned Unit Development                                   49                  8,715,329.46                   3.05
Two- to Four-Family                                        55                  7,180,803.17                   2.51
Manufactured Housing                                       14                  1,116,655.91                   0.39
                                               --------------------------------------------------------------------------
                    TOTAL                               2,218             $  286,016,972.88                 100.00%


FICO Score (1)

                                                                                                         Percent of
                                                                       Aggregate Statistical       Aggregate Statistical
                  Range of                         Number of           Cut-Off Date Principal      Cut-Off Date Principal
                FICO Scores                      Mortgage Loans               Balance                     Balance
                 751 - 800                               19                $    3,079,583.85                 1.08%
                 701 - 750                               65                     8,362,763.16                 2.92
                 651 - 700                              229                    33,976,049.64                11.88
                 601 - 650                              599                    84,399,066.82                29.51
                 551 - 600                              789                   101,858,026.66                35.61
                 501 - 550                              441                    47,772,334.99                16.70
                 451 - 500                               43                     3,998,570.41                 1.40
               Not Available                             33                     2,570,577.35                 0.90
                                             ----------------------------------------------------------------------------
                   TOTAL                               2,218               $  286,016,972.88               100.00%

(1) As of the Statistical Cut-Off Date, the weighted average FICO Score of the mortgage loans is approximately 599.

--------------------------------------------------------------------------------
  Asset Backed Funding Corporation
  Asset-Backed Certificates, Series 2002-WF1                             [LOGO]
  $343,275,000 (approximate)
--------------------------------------------------------------------------------

                 DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL

Credit Grade

                                                                                                          Percent of
                                                                        Aggregate Statistical       Aggregate Statistical
                                                     Number of               Cut-Off Date           Cut-Off Date Principal
                 Credit Grade                      Mortgage Loans         Principal Balance                Balance
                      Y4                                 525               $   60,703,961.48                  21.22%
                      Y5                                 294                   39,382,454.86                  13.77
                      Y6                                 262                   38,367,257.58                  13.41
                      Y7                                 211                   34,224,652.45                  11.97
                      Y9                                 210                   30,985,137.23                  10.83
                      Y2                                 281                   27,511,711.85                   9.62
                      Y8                                 150                   24,510,688.98                   8.57
                      Y3                                 219                   24,418,813.46                   8.54
                      Y1                                  63                    5,619,151.91                   1.96
                      B2                                   2                      178,622.94                   0.06
                      B1                                   1                      114,520.14                   0.04
                                                --------------------------------------------------------------------------
                    TOTAL                               2,218              $  286,016,972.88                 100.00%

Documentation

                                                                                                          Percent of
                                                                        Aggregate Statistical       Aggregate Statistical
                                                     Number of               Cut-Off Date           Cut-Off Date Principal
                Documentation                      Mortgage Loans         Principal Balance                Balance
Full Documentation                                     1,881               $  235,941,748.15                 82.49%
Asset Verified                                           248                   35,415,929.29                 12.38
Income Verified                                           53                    9,498,052.25                  3.32
Unknown Documentation                                     36                    5,161,243.19                  1.80
                                                -------------------------------------------------------------------------
                    TOTAL                              2,218               $  286,016,972.88                100.00%


Prepayment Charge Term (1)

                                                                                                          Percent of
                                                                        Aggregate Statistical       Aggregate Statistical
                Prepay Charge                        Number of               Cut-Off Date           Cut-Off Date Principal
                Term (years)                      Mortgage Loans          Principal Balance                Balance
                  No Charge                               167             $   24,605,385.72                   8.60%
                      2                                 1,519                202,803,369.46                  70.91
                      3                                   399                 46,129,080.87                  16.13
                      5                                   133                 12,479,136.83                   4.36
                                               ---------------------------------------------------------------------------
                    TOTAL                               2,218             $  286,016,972.88                 100.00%


(1) As of the Statistical Cut-Off Date, the weighted average Prepayment Charge Term of the mortgage loans is approximately 2.1 years. The majority of the mortgage loans with prepayment penalties charges charge 6 months interest on the 100% of the prepaid balance over a rolling 12-month period.

--------------------------------------------------------------------------------
  Asset Backed Funding Corporation
  Asset-Backed Certificates, Series 2002-WF1                             [LOGO]
  $343,275,000 (approximate)
--------------------------------------------------------------------------------

                  DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL

State or Territory Distribution of Mortgaged Properties

                                                                                                          Percent of
                                                                        Aggregate Statistical       Aggregate Statistical
                                                     Number of               Cut-Off Date           Cut-Off Date Principal
              State or Territory                   Mortgage Loans         Principal Balance                Balance
California                                                297              $   60,320,996.81                  21.09%
Colorado                                                  116                  18,751,304.11                   6.56
Minnesota                                                 124                  17,291,814.83                   6.05
Michigan                                                  132                  14,023,906.35                   4.90
New Jersey                                                 76                  13,475,955.26                   4.71
Texas                                                     117                  13,222,852.87                   4.62
Washington                                                 74                  10,992,485.00                   3.84
Arizona                                                    86                  10,848,489.99                   3.79
Ohio                                                      110                  10,548,401.94                   3.69
Maryland                                                   51                   7,785,921.54                   2.72
Illinois                                                   68                   7,257,791.41                   2.54
Wisconsin                                                  71                   6,832,184.84                   2.39
New York                                                   52                   6,828,820.84                   2.39
Florida                                                    65                   6,775,457.28                   2.37
Indiana                                                    74                   6,416,070.24                   2.24
Pennsylvania                                               70                   5,462,484.09                   1.91
Massachusetts                                              38                   5,383,100.39                   1.88
Missouri                                                   48                   4,744,463.55                   1.66
Georgia                                                    35                   4,114,716.76                   1.44
North Carolina                                             40                   4,044,228.51                   1.41
Virginia                                                   25                   3,738,330.31                   1.31
Tennessee                                                  42                   3,668,436.96                   1.28
Nevada                                                     22                   3,578,183.51                   1.25
Iowa                                                       40                   3,477,839.83                   1.22
South Carolina                                             30                   3,192,885.15                   1.12
Montana                                                    30                   3,153,007.75                   1.10
Utah                                                       22                   2,872,806.85                   1.00
Connecticut                                                24                   2,627,830.30                   0.92
Oregon                                                     22                   2,569,362.55                   0.90
Nebraska                                                   28                   2,473,782.57                   0.86
Louisiana                                                  25                   2,453,961.68                   0.86
Kentucky                                                   25                   2,298,614.07                   0.80
New Mexico                                                 11                   1,938,840.59                   0.68
Kansas                                                     21                   1,675,297.00                   0.59
New Hampshire                                              11                   1,547,708.50                   0.54
Idaho                                                       7                   1,179,930.32                   0.41
Alaska                                                      9                   1,047,809.61                   0.37
Rhode Island                                               10                     998,854.56                   0.35
Oklahoma                                                   13                     944,987.00                   0.33
Delaware                                                    7                     860,423.97                   0.30
Mississippi                                                 8                     684,768.98                   0.24
Maine                                                       5                     575,635.53                   0.20
Vermont                                                     6                     539,798.60                   0.19
Hawaii                                                      4                     536,279.70                   0.19
Alabama                                                     6                     461,054.51                   0.16
Wyoming                                                     5                     447,193.96                   0.16
South Dakota                                                5                     422,020.30                   0.15
District of Columbia                                        2                     395,033.79                   0.14
West Virginia                                               4                     246,002.06                   0.09
North Dakota                                                4                     216,721.83                   0.08
Arkansas                                                    1                      72,123.93                   0.03
                                                --------------------------------------------------------------------------
                    TOTAL                               2,218              $  286,016,972.88                 100.00%

--------------------------------------------------------------------------------
  Asset Backed Funding Corporation
  Asset-Backed Certificates, Series 2002-WF1                             [LOGO]
  $343,275,000 (approximate)
--------------------------------------------------------------------------------

                  DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL

Margin (1)

                                                                                                         Percent of
                                                                       Aggregate Statistical       Aggregate Statistical
                  Range of                         Number of           Cut-Off Date Principal      Cut-Off Date Principal
                   Margin                        Mortgage Loans               Balance                     Balance
              3.001% - 3.500%                              1                $     258,895.22                0.09%
              3.501% - 4.000%                             11                    1,012,386.64                0.35
              4.001% - 4.500%                            121                   19,457,166.34                6.80
              4.501% - 5.000%                            192                   30,748,006.09               10.75
              5.001% - 5.500%                            286                   40,389,891.32               14.12
              5.501% - 6.000%                            336                   44,303,311.89               15.49
              6.001% - 6.500%                            255                   34,128,992.52               11.93
              6.501% - 7.000%                            240                   30,821,009.75               10.78
              7.001% - 7.500%                            283                   33,016,731.18               11.54
              7.501% - 8.000%                            177                   20,001,200.37                6.99
              8.001% - 8.500%                            106                    9,813,511.56                3.43
              8.501% - 9.000%                             96                   10,362,502.54                3.62
              9.001% - 9.500%                            102                   10,609,765.43                3.71
              9.501% - 10.000%                            12                    1,093,602.03                0.38
                                             -----------------------------------------------------------------------------
                   TOTAL                               2,218                $ 286,016,972.88              100.00%

(1) As of the Statistical Cut-Off Date, the weighted average Margin of the mortgage loans is approximately 6.329%.

Maximum Interest Rate(1)

                                                                                                         Percent of
                                                                       Aggregate Statistical       Aggregate Statistical
                  Range of                         Number of           Cut-Off Date Principal      Cut-Off Date Principal
           Maximum Interest Rates                Mortgage Loans               Balance                     Balance
             12.001% - 12.500%                             1               $     102,320.21                  0.04%
             12.501% - 13.000%                            11                   2,310,376.24                  0.81
             13.001% - 13.500%                            43                   7,647,197.09                  2.67
             13.501% - 14.000%                           138                  23,994,144.31                  8.39
             14.001% - 14.500%                           198                  32,502,024.54                 11.36
             14.501% - 15.000%                           280                  40,784,736.58                 14.26
             15.001% - 15.500%                           262                  34,526,030.19                 12.07
             15.501% - 16.000%                           289                  38,969,518.12                 13.62
             16.001% - 16.500%                           217                  26,967,744.14                  9.43
             16.501% - 17.000%                           254                  28,256,635.60                  9.88
             17.001% - 17.500%                           154                  14,681,091.70                  5.13
             17.501% - 18.000%                           164                  16,300,865.71                  5.70
             18.001% - 18.500%                            80                   7,678,842.70                  2.68
             18.501% - 19.000%                            85                   8,108,147.37                  2.83
             19.001% - 19.500%                            29                   2,235,560.65                  0.78
             19.501% - 20.000%                            13                     951,737.73                  0.33
                                             -----------------------------------------------------------------------
                   TOTAL                               2,218               $ 286,016,972.88                100.00%

(1) As of the Statistical Cut-Off Date, the weighted average Maximum Rate of the adjustable rate mortgage loans is approximately 15.701%.

--------------------------------------------------------------------------------
  Asset Backed Funding Corporation
  Asset-Backed Certificates, Series 2002-WF1                             [LOGO]
  $343,275,000 (approximate)
--------------------------------------------------------------------------------

                  DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL

Minimum Interest Rate(1)

                                                                                                         Percent of
                                                                       Aggregate Statistical       Aggregate Statistical
                  Range of                         Number of           Cut-Off Date Principal      Cut-Off Date Principal
           Minimum Interest Rates                Mortgage Loans               Balance                     Balance
              6.001% - 6.500%                              1              $     102,320.21                  0.04%
              6.501% - 7.000%                             11                  2,310,376.24                  0.81
              7.001% - 7.500%                             43                  7,647,197.09                  2.67
              7.501% - 8.000%                            138                 23,994,144.31                  8.39
              8.001% - 8.500%                            198                 32,502,024.54                 11.36
              8.501% - 9.000%                            280                 40,784,736.58                 14.26
              9.001% - 9.500%                            262                 34,526,030.19                 12.07
              9.501% - 10.000%                           289                 38,969,518.12                 13.62
             10.001% - 10.500%                           217                 26,967,744.14                  9.43
              10.501%- 11.000%                           254                 28,256,635.60                  9.88
             11.001% - 11.500%                           154                 14,681,091.70                  5.13
             11.501% - 12.000%                           164                 16,300,865.71                  5.70
             12.001% - 12.500%                            80                  7,678,842.70                  2.68
             12.501% - 13.000%                            85                  8,108,147.37                  2.83
             13.001% - 13.500%                            29                  2,235,560.65                  0.78
             13.501% - 14.000%                            13                    951,737.73                  0.33
                                             ---------------------------------------------------------------------------
                   TOTAL                               2,218              $ 286,016,972.88                100.00%

(1) As of the Statistical Cut-Off Date, the weighted average Minimum of the adjustable rate mortgage loans is approximately 9.701%.

--------------------------------------------------------------------------------
  Asset Backed Funding Corporation
  Asset-Backed Certificates, Series 2002-WF1                             [LOGO]
  $343,275,000 (approximate)
--------------------------------------------------------------------------------

                  DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL

Statistical Cut-Off Term To Roll(1)

                                                                                                         Percent of
                                                                       Aggregate Statistical       Aggregate Statistical
            Range of Statistical                   Number of           Cut-Off Date Principal      Cut-Off Date Principal
       Cut-Off Term to Roll (months)             Mortgage Loans               Balance                     Balance
                     6                                     1               $      62,939.74                  0.02%
                     7                                     4                     285,393.52                  0.10
                     8                                     2                     176,688.61                  0.06
                     9                                    10                   1,147,028.85                  0.40
                     10                                    1                     115,683.20                  0.04
                     11                                    1                     114,520.14                  0.04
                     14                                    1                      48,802.10                  0.02
                     15                                    4                     497,090.19                  0.17
                     16                                    6                   1,274,573.20                  0.45
                     17                                    7                     841,253.04                  0.29
                     18                                   24                   3,348,179.04                  1.17
                     19                                  662                  87,193,799.84                 30.49
                     20                                  803                 106,562,967.42                 37.26
                     21                                  392                  48,470,505.00                 16.95
                     22                                    1                      46,547.31                  0.02
                     28                                    2                     334,213.38                  0.12
                     30                                    3                     325,433.99                  0.11
                     31                                  103                  13,220,758.35                  4.62
                     32                                  126                  15,074,958.42                  5.27
                     33                                   65                   6,875,637.54                  2.40
                                             -----------------------------------------------------------------------
                   TOTAL                               2,218               $ 286,016,972.88                100.00%

(1) As of the Statistical Cut-Off Date, the weighted average Statistical Cut-Off Term to Roll of the adjustable rate mortgage loans is approximately 21 months.

--------------------------------------------------------------------------------
  Asset Backed Funding Corporation
  Asset-Backed Certificates, Series 2002-WF1                             [LOGO]
  $343,275,000 (approximate)
--------------------------------------------------------------------------------

                           BOND SUMMARY (to Maturity)

Class A
------------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                 0            14             21            28            35            42            56
FIX: PPC                                 0            50             75            100           125           150           200
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    19.11         5.31           3.60          2.62          1.95          1.42          0.86
Modified Duration                      15.10         4.73           3.31          2.45          1.84          1.36          0.84
First Principal Payment Date        04/25/2002    04/25/2002     04/25/2002    04/25/2002    04/25/2002    04/25/2002    04/25/2002
Last Principal Payment Date         10/25/2031    10/25/2028     10/25/2022    10/25/2017    09/25/2014    03/25/2012    07/25/2004
Payment Windows (mos.)                  355           319           247            187           150           120           28

Class M-1
------------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                 0            14             21            28            35            42            56
FIX: PPC                                 0            50             75            100           125           150           200
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.33         10.20          6.94          5.34          4.73          4.92          4.25
Modified Duration                      18.73          8.63          6.14          4.86          4.37          4.55          3.95
First Principal Payment Date        05/25/2024    09/25/2006     04/25/2005    07/25/2005    10/25/2005    03/25/2006    07/25/2004
Last Principal Payment Date         09/25/2031    06/25/2025     12/25/2018    01/25/2015    03/25/2012    03/25/2010    01/25/2009
Payment Windows (mos.)                  89            226           165            115           78            49            55

Class M-2
------------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                 0            14             21            28            35            42            56
FIX: PPC                                 0            50             75            100           125           150           200
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.32         10.09          6.85          5.20          4.41          4.12          3.25
Modified Duration                      17.52          8.29          5.94          4.66          4.03          3.80          3.04
First Principal Payment Date        05/25/2024    09/25/2006     04/25/2005    05/25/2005    06/25/2005    08/25/2005    12/25/2004
Last Principal Payment Date         08/25/2031    08/25/2023     05/25/2017    09/25/2013    03/25/2011    05/25/2009    01/25/2007
Payment Windows (mos.)                  88            204           146            101           70            46            26

Class M-3
------------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                 0            14             21            28            35            42            56
FIX: PPC                                 0            50             75            100           125           150           200
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.25         9.60           6.48          4.88          4.06          3.65          2.74
Modified Duration                      16.30         7.73           5.55          4.33          3.68          3.34          2.56
First Principal Payment Date        05/25/2024    09/25/2006     04/25/2005    04/25/2005    04/25/2005    05/25/2005    08/25/2004
Last Principal Payment Date         05/25/2031    07/25/2020     03/25/2015    10/25/2011    08/25/2009    03/25/2008    03/25/2006
Payment Windows (mos.)                  85            167           120            79            53            35            20

Class B
------------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                 0            14             21            28            35            42            56
FIX: PPC                                 0            50             75            100           125           150           200
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    25.17         7.34           4.87          3.74          3.26          3.09          2.41
Modified Duration                      11.92         5.58           4.00          3.20          2.84          2.72          2.16
First Principal Payment Date        05/25/2024    09/25/2006     04/25/2005    04/25/2005    04/25/2005    04/25/2005    08/25/2004
Last Principal Payment Date         11/25/2029    07/25/2013     10/25/2009    10/25/2007    06/25/2006    08/25/2005    08/25/2004
Payment Windows (mos.)                  67            83             55            31            15             5             1

--------------------------------------------------------------------------------
  Asset Backed Funding Corporation
  Asset-Backed Certificates, Series 2002-WF1                             [LOGO]
  $343,275,000 (approximate)
--------------------------------------------------------------------------------

                             BOND SUMMARY (to Call)

Class A
------------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                 0            14             21            28            35            42            56
FIX: PPC                                 0            50             75            100           125           150           200
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    19.07         4.98           3.32          2.40          1.78          1.30          0.86
Modified Duration                      15.08         4.50           3.09          2.27          1.70          1.26          0.84
First Principal Payment Date        04/25/2002    04/25/2002     04/25/2002    04/25/2002    04/25/2002    04/25/2002    04/25/2002
Last Principal Payment Date         09/25/2030    06/25/2016     11/25/2011    04/25/2009    09/25/2007    08/25/2006    07/25/2004
Payment Windows (mos.)                  342           171           116            85            66            53            28

Class M-1
------------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                 0            14             21            28            35            42            56
FIX: PPC                                 0            50             75            100           125           150           200
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.22         9.43           6.31          4.85          4.35          4.35          2.89
Modified Duration                      18.68         8.13           5.69          4.47          4.05          4.06          2.74
First Principal Payment Date        05/25/2024    09/25/2006     04/25/2005    07/25/2005    10/25/2005    03/25/2006    07/25/2004
Last Principal Payment Date         09/25/2030    06/25/2016     11/25/2011    04/25/2009    09/25/2007    08/25/2006    03/25/2005
Payment Windows (mos.)                  77            118            80            46            24             6             9

Class M-2
------------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                 0            14             21            28            35            42            56
FIX: PPC                                 0            50             75            100           125           150           200
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.22         9.43           6.31          4.78          4.09          3.87          2.96
Modified Duration                      17.48         7.89           5.57          4.34          3.77          3.58          2.78
First Principal Payment Date        05/25/2024    09/25/2006     04/25/2005    05/25/2005    06/25/2005    08/25/2005    12/25/2004
Last Principal Payment Date         09/25/2030    06/25/2016     11/25/2011    04/25/2009    09/25/2007    08/25/2006    03/25/2005
Payment Windows (mos.)                  77            118            80            48            28            13             4

Class M-3
------------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                 0            14             21            28            35            42            56
FIX: PPC                                 0            50             75            100           125           150           200
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.20         9.35           6.26          4.71          3.93          3.55          2.68
Modified Duration                      16.28         7.59           5.40          4.20          3.57          3.26          2.50
First Principal Payment Date        05/25/2024    09/25/2006     04/25/2005    04/25/2005    04/25/2005    05/25/2005    08/25/2004
Last Principal Payment Date         09/25/2030    06/25/2016     11/25/2011    04/25/2009    09/25/2007    08/25/2006    03/25/2005
Payment Windows (mos.)                  77            118            80            49            30            16             8

Class B
------------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                 0            14             21            28            35            42            56
FIX: PPC                                 0            50             75            100           125           150           200
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    25.17         7.34           4.87          3.74          3.26          3.09          2.41
Modified Duration                      11.92         5.58           4.00          3.20          2.84          2.72          2.16
First Principal Payment Date        05/25/2024    09/25/2006     04/25/2005    04/25/2005    04/25/2005    04/25/2005    08/25/2004
Last Principal Payment Date         11/25/2029    07/25/2013     10/25/2009    10/25/2007    06/25/2006    08/25/2005    08/25/2004
Payment Windows (mos.)                  67            83             55            31            15             5             1


--------------------------------------------------------------------------------
  Asset Backed Funding Corporation
  Asset-Backed Certificates, Series 2002-WF1                             [LOGO]
  $343,275,000 (approximate)
--------------------------------------------------------------------------------

                             BOND SUMMARY -- AIO TABLE

Class AIO (to Call)
------------------------------------------------------------------------------------------------------------------------------------
ARM:                                   0 CPR        28 CPR         35 CPR        42 CPR        61 CPR        62 CPR        64 CPR
FIX:                                   0 PPC        100 PPC       125 PPC        150 PPC       61 CPR        62 CPR        64 CPR
------------------------------------------------------------------------------------------------------------------------------------
Yield at price of 7.9200               5.279         5.279         5.279          5.279         5.279         3.145        -1.566
Yield at price of 7.9300               5.166         5.166         5.166          5.166         5.166         3.031        -1.682
Yield at price of 7.9400               5.054         5.054         5.054          5.054         5.054         2.918        -1.798
Yield at price of 7.9500               4.941         4.941         4.941          4.941         4.941         2.804        -1.914
Yield at price of 7.9600               4.829         4.829         4.829          4.829         4.829         2.691        -2.029
Yield at price of 7.9700               4.717         4.717         4.717          4.717         4.717         2.578        -2.145
Yield at price of 7.9800               4.605         4.605         4.605          4.605         4.605         2.465        -2.260
Average Life (yrs.)                    2.49          2.49          2.49           2.49          2.49          2.41          2.24
Modified Duration                      1.07          1.07          1.07           1.07          1.07          1.06          1.04

--------------------------------------------------------------------------------
  Asset Backed Funding Corporation
  Asset-Backed Certificates, Series 2002-WF1                             [LOGO]
  $343,275,000 (approximate)
--------------------------------------------------------------------------------

                           BOND SUMMARY -- NET WAC CAP

--------------------------------------- ----------------------------------------  --------------------------------------
                        (1)      (2)                             (1)      (2)                            (1)      (2)
  Period    Pay Date    Net WAC  Cap     Period    Pay Date      Net WAC Cap      Period    Pay Date     Net WAC Cap
--------------------------------------- ----------------------------------------  --------------------------------------
    1      04/25/2002   9.21     9.21       30     09/25/2004    8.21    10.93       59     02/25/2007   8.73    13.29
    2      05/25/2002   8.58     8.58       31     10/25/2004    9.03    11.84       60     03/25/2007   9.66    14.71
    3      06/25/2002   8.29     8.29       32     11/25/2004    8.74    12.42       61     04/25/2007   8.72    13.28
    4      07/25/2002   8.56     8.56       33     12/25/2004    9.03    12.83       62     05/25/2007   9.02    13.72
    5      08/25/2002   8.27     8.27       34     01/25/2005    8.74    12.42       63     06/25/2007   8.72    13.27
    6      09/25/2002   8.25     8.25       35     02/25/2005    8.74    12.41       64     07/25/2007   9.01    13.71
    7      10/25/2002   8.51     8.51       36     03/25/2005    9.67    13.74       65     08/25/2007   8.72    13.27
    8      11/25/2002   8.23     8.23       37     04/25/2005    8.74    12.41       66     09/25/2007   8.72    13.26
    9      12/25/2002   8.48     8.49       38     05/25/2005    9.03    13.62       67     10/25/2007   9.01    13.70
    10     01/25/2003   8.20     8.20       39     06/25/2005    8.74    13.17       68     11/25/2007   8.72    13.25
    11     02/25/2003   8.31     8.31       40     07/25/2005    9.03    13.61       69     12/25/2007   9.01    13.69
    12     03/25/2003   9.18     9.19       41     08/25/2005    8.73    13.17       70     01/25/2008   8.72    13.25
    13     04/25/2003   8.28     8.29       42     09/25/2005    8.73    13.16       71     02/25/2008   8.72    13.24
    14     05/25/2003   8.54     8.55       43     10/25/2005    9.02    13.60       72     03/25/2008   9.32    14.15
    15     06/25/2003   8.25     8.26       44     11/25/2005    8.73    13.25       73     04/25/2008   8.72    13.24
    16     07/25/2003   8.51     8.52       45     12/25/2005    9.02    13.69       74     05/25/2008   9.01    13.67
    17     08/25/2003   8.23     8.23       46     01/25/2006    8.73    13.25       75     06/25/2008   8.72    13.23
    18     09/25/2003   8.21     8.22       47     02/25/2006    8.73    13.24       76     07/25/2008   9.01    13.67
    19     10/25/2003   8.47     8.47       48     03/25/2006    9.67    14.66       77     08/25/2008   8.72    13.22
    20     11/25/2003   8.18    10.23       49     04/25/2006    8.73    13.23       78     09/25/2008   8.72    13.22
    21     12/25/2003   8.61    10.73       50     05/25/2006    9.02    13.77       79     10/25/2008   9.01    13.65
    22     01/25/2004   8.32    10.37       51     06/25/2006    8.73    13.32       80     11/25/2008   8.72    13.21
    23     02/25/2004   8.31    10.36       52     07/25/2006    9.02    13.76       81     12/25/2008   9.01    13.65
    24     03/25/2004   8.87    11.06       53     08/25/2006    8.73    13.31       82     01/25/2009   8.71    13.20
    25     04/25/2004   8.28    10.33       54     09/25/2006    8.73    13.31       83     02/25/2009   8.71    13.20
    26     05/25/2004   8.54    11.36       55     10/25/2006    9.02    13.75       84     03/25/2009   9.65    14.61
    27     06/25/2004   8.25    10.98       56     11/25/2006    8.73    13.30       85     04/25/2009   8.71    13.19
    28     07/25/2004   8.51    11.33       57     12/25/2006    9.02    13.74
    29     08/25/2004   8.23    10.95       58     01/25/2007    8.73    13.29
---------------------------------------- ----------------------------------------  --------------------------------------

(1) Assumes 1-month LIBOR at 1.85%, 6-month LIBOR at 2.05% and 1-year CMT at 2.22%.

(2) Assumes 1-month LIBOR at 100.00%, 6-month LIBOR at 100.00% and 1-year CMT at 100.00%.